UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2012

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

800 West Madison Street, Chicago, Illinois		60607
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to the Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to the Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2012, the Board of Directors of MB Financial, Inc. (the “Company”) amended Article II, Section 10 of the Company’s by-laws to raise the mandatory retirement age of the Company’s directors from 70 to 72.  A copy of the Company’s amended and restated by-laws is attached to this report as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

3.1	Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: April 2, 2012	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

3.1	Amended and Restated By-laws